Other Receivables, net – Related Party	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Other Receivables, net – Related Party

Note 5

Other Receivables, net – Related Party:

The Company’s majority shareholders are also majority shareholders in Pegasus Advanced Research SAS, formerly NeuroLifeScienses SAS (“Pegasus”), and as such Pegasus is considered to be a related party to the Company. In December 2015, Pegasus assigned its exclusive global license to certain compounds involving mazindol to the Company (the “License Agreement”). The License Agreement includes a royalty payment of 1.8% of the annual net sales (including sales made by sub-licensees) of the licensed compounds covered thereunder; provided, however, that such royalty payment could be further reduced to 0.9% in the event that the U.S. Patent and Trademark Office were to issue a revised notice of allowance or expand the patent rights of certain licensed compounds or be completely cancelled in the event that a competing generic product were to reach the market during the term of the patents covering such licensed compounds.

Since assigning the License Agreement to the Company, the Company and Pegasus have paid for some operating expenses for each other. The transactions between the companies are minimal and are not considered to be a funding source for either entity. The Company offsets the related receivables and payable to/from Pegasus for a combined net other long-term receivable of $67,954 and $54,472 for the years ended December 31, 2020 and 2019, respectively.